UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 10, 2007

LAIDLAW INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-10657	98-0390488
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Shuman Blvd. Suite 400, Naperville, Illinois		60563
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 848-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On April 10, 2007 Greyhound Lines, Inc., a wholly owned subsidiary of Laidlaw International, Inc. issued a press release announcing that its collective bargaining agreement with the Amalgamated Transit Union National Local 1700 will be extended through April 30, 2007. A copy of the press release is furnished as part of this report on Form 8-K as exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated April 10, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

April 10, 2007	By:	Jeffrey W. Sanders

Name: Jeffrey W. Sanders
Title: Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 10, 2007